John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q2 2021) (WSBC financials as of the three months ended 31 March 2021)

Forward-Looking Statements and Non-GAAP Financial Measures 1 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2020 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

2 Evolving Regional Financial Services Institution Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 3/31/2021 (loans exclude Small Business Administration’s Paycheck Protection Program (“SBA PPP”) loans); location data as of 5/1/2021; market share based on 2020 deposit rankings (exclusions: Pittsburgh MSA – BNY Mellon; state of OH – National Consumer Cooperative Bank) (source: S&P Global Market Intelligence) Broad and Balanced Market Distribution Strong Market Presence in Major Markets Wheeling Pittsburgh Columbus Dayton Cincinnati Louisville Frankfort Lexington Fort Knox Huntington Charleston Morgantown Washington D.C. Baltimore Lexington Park Indianapolis #9 in MD #16 in OH #11 in KY #3 in WV #11 Pgh MSA

3 Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.2B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 3/31/2021

Strategies for Long-Term Success

5 Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

6 Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program $10.7 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 3/31/2021 Average loans to average deposits ratio of 85.3% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposures De-emphasized consumer and several CRE categories in recent years

Strong Wealth Management Capabilities

Trust & Investments

- $5.2B of trust and mutual fund assets under management
- 6,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion opportunities in KY, IN, and the Mid-Atlantic
- *WesMark Funds* – six proprietary funds across equities, bonds, and tactical assets


Trust Assets
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 5.2
CAGR
4.6%
2002
2008
2012
2018
2021
3/31

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- Third-party administrator (TPA) services for small business healthcare plans

WesBanco
WEALTH MANAGEMENT

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion opportunities in KY, IN, and Mid-Atlantic


Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$770
$980
CAGR
37%
2013
2015
2017
2019
2021
3/31
Loans
Deposits

Private Banking

- $980MM in private banking loans and deposits
- 3,350+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion opportunities in KY, IN, and Mid-Atlantic

Note: assets, loans, deposits, and clients as of 12/31/2020; chart financials as of 12/31 unless otherwise stated

7

Digital Platforms Drive Engagement & Efficiency


Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~74% of retail customers utilize online digital banking services
  - ~4.5 million web and mobile logins per month
    - Mobile 50% of total, with an average of 17 monthly logins per customer
  - Mobile wallet & mobile deposits increased 55% & 50% YoY, respectively
  - Zelle® to be utilized as a payment service beginning 2H2021
- Digital acquisition
  - ~50% of residential mortgage applications submitted via online portal
  - ~200 deposit accounts opened per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses
- Core upgrade in 2021
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 1Q2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively

8

9 Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates since March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 11% CAGR Total demand deposits have grown organically at a 15% CAGR to represent ~57% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 5/3/2021) and represent simple averages Avg Deposits as of 3/31/2021 Funding Cost Interest-Bearing = 0.20% Total Deposits = 0.14% [Peer Average Total Deposit Cost = 0.21%] Avg Deposits as of 3/31/2020 Funding Cost Interest-Bearing = 0.55% Total Deposits = 0.39% [Peer Average Total Deposit Cost = 0.67%] Avg Deposits as of 3/31/2016 Funding Cost Interest-Bearing = 0.32% Total Deposits = 0.25% [Peer Average Total Deposit Cost = 0.29%] Total DD 40% Total DD 50% Total DD 56%

10 Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

11 Focus on Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 3/31/2021; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix 3/31

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong and improving regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels Strong Risk Management and Capital Position 12 Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd- Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 5/3/2021) and represent simple averages memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

13 Recent Successes and Accolades Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was again named, for the third year, one of the World’s Best Banks in an independent ranking WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves For the 11th time since the list’s inception in 2010, WesBanco Bank was named to the Forbes list of the Best Banks in America – coming in as the 12th best bank Named to Newsweek magazine's inaugural ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the fifth consecutive year The Western Pennsylvania market of WesBanco Bank was awarded a “Top Workplaces” honor by The Pittsburgh Post Gazette for the third consecutive year The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Kroll Bond Rating Agency assigned senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc. Note: Kroll Bond Rating Agency rating report issued 8/4/2020

Financial Overview

Q1 2021 Financial and Operational Highlights 15 Note: financial and operational highlights during the quarter ended March 31, 2021; loan growth includes approximately $824 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act (1) Non-GAAP measure – please see reconciliation in appendix Strong growth in pre-tax, pre-provision income Continued emphasis on expense management Improving macro-economic factors drove a $28 million release of provision for credit losses Key credit quality metrics remained at low levels and favorable to peer bank averages Positive growth in both loans and deposits Mortgage banking income increased due to a high volume of originations WesBanco is well-capitalized with solid liquidity and a strong balance sheet Recent Board authorized stock repurchase program, when combined with the remainder of the previous authorization, represents approximately 5% of outstanding shares Pre-Tax, Pre-Provision Income(1) $64.2 million, +3.6% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $71.3 million; $1.06/diluted share Efficiency Ratio(1) 56.71% Mortgage Banking Income $4.3 million, +234.2% YoY Loan Growth +3.4% YoY Deposit Growth (x-CDs) +28.9% YoY

Q1 2021 Total Portfolio Loans ($MM)


$824
($1,240)
$1,146
($376)
$10,350
Comm'l Avg Payoff Yield 4.41%
Comm'l Avg New Yield 3.27%
$10,703
Total Loan Growth = 3.4%
03/31/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
03/31/21


$98
($323)
$249
($109)
$10,789
Comm'l Avg Payoff Yield 3.87%
Comm'l Avg New Yield 3.18%
$10,703
Total Loan Growth = (0.8%) (un-annualized)
12/31/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
03/31/21

- ~7,750 SBA PPP loans totaling ~$824 million (as of 3/31/2021)
  - During Q1 2021, ~2,330 customers applied for and received forgiveness of their 2020 SBA PPP loans totaling $223 million; and, assisted >3,240 businesses with 2021 SBA PPP loans totaling ~$344 million
- C&I loan levels (x-SBA PPP) were down year-over-year primarily due to lower utilization of revolving lines of credit (~33% vs. ~43% last year)
- Q1 2021 residential real estate loan levels impacted by retaining ~40% of the $326 million of origination dollar volume (~57% refi) on balance sheet
- Home equity and consumer loan levels negatively impacted by payoffs driven by utilization of residential mortgage refinancing and higher personal savings

16

Q1 2021 Net Interest Margin (NIM) 17 NIM negatively impacted by the low interest rate environment As a result of higher cash balances, investment securities increased by $0.9 billion during Q1 2021, mostly during March Aggressively reduced deposit rates throughout the past year Q1 2021 interest-bearing deposit funding costs 20bp, or, when including non-interest bearing deposits, 14bp Period-end FHLB borrowings of $0.4 billion, with remaining average life of less than one year, down $1.2 billion year-over-year SBA PPP loans benefited Q1 2021 NIM by a net 11bp, mainly due to 2020 SBA PPP originations forgiven Note: commercial loan portfolio index mix excludes SBA PPP loans

Q1 2021 Non-Interest Income 18 Mortgage banking fees increased due to an ~50% year-over-year increase in 1-to-4 family residential mortgage origination dollar volume, and the associated sale of ~60% of those into the secondary market Trust fees increased due to equity market improvement and organic growth in trust assets Other income increased due to higher loan swap-related income, which was primarily the result of $2.8 million of fair market value adjustments in the current period as compared to a negative $2.8 million adjustment last year Service charges on deposits were lower due to higher consumer deposits associated with the three rounds of stimulus to-date and lower general consumer spending, resulting in fewer eligible account fees Note: OREO = other real estate owned

Q1 2021 Non-Interest Expense 19 Total operating expenses remained well-controlled through company-wide efforts to manage open positions and certain discretionary expenses Efficiency ratio improved 98bp year-over-year to 56.71% Lower salaries and wages reflect the recent financial center closures and the management of FTEs Anticipated gross cost savings of ~$6 million from closures remain on track to be fully realized during Q2 2021 Marketing expense was higher due to increased product advertising and brand awareness campaigns that were delayed from 2020 due to the COVID-19 pandemic Q1 restructuring & merger-related charges related to the financial center optimization plan that was completed during January 2021

20 Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current YTD data as of 3/31/2021; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 5/3/2021) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality 21 Note: financial data as of quarter ending 12/31; current year data as of 3/31/2021; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 5/3/2021) and represent simple averages

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q1 2021 dividend yield 3.5%, compared to 2.2% for bank group On April 22, 2021, WesBanco’s Board of Directors authorized the adoption of a new stock repurchase program, which, when combined with the remainder of the previous authorization, represents ~5% of outstanding shares 22 Note: dividend through February 2021 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 5/3/2021 closing stock price of $37.28; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 5/3/2021) and represent simple averages Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +136% +84%

Appendix

Q1 2021 Key Metrics 24 Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

The decrease in the allowance was driven by improvement in the macroeconomic forecast and changes in portfolio mix slightly offset by COVID-19 pandemic related adjustments Allowance coverage ratio of 1.50%, or, excluding SBA PPP loans, 1.62% Excludes fair market value adjustments on previously acquired loans representing 0.34% of total portfolio loans Q1 2021 Current Expected Credit Loss (CECL) 25 Note: ACL at 3/31/2021 excludes off-balance sheet credit exposures of $6.7 million; on January 1, 2020, WSBC adopted the CECL accounting standard (prior to this date, the allowance for credit losses was calculated under the incurred method)

Reconciliation: Efficiency Ratio & Operating Leverage 26 Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios 27 Note: Old Line Bancshares merger closed November 2019

Reconciliation: Net Income, EPS & Tangible Book Value per Share 28 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

29 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Assets

30 (1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Tangible Equity